LEAK-OUT AGREEMENT

This leak-out agreement (the “Agreement”), dated as of February 8, 2017, is by and between BTCS Inc., a Nevada corporation (the “Company”) and those certain investors (the “Holders”) who both participated in the Company’s January 19, 2015 financing (the “January 2015 Financing”) and are signatories to that certain exchange agreement, dated as of February 8, 2017 (the “Exchange Agreement”), pursuant to which the Holders exchanged securities owed under a favored nations provision for shares of Series B Convertible Preferred Stock (the “Preferred Stock”), convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

The undersigned holder of Preferred Stock (the “Holder”) agrees that during the period commencing on the date hereof and ending on February 6, 2018, neither the Holder nor any of its Affiliates (capitalized terms are defined below) shall sell any Common Stock underlying the Preferred Stock unless, as of the Measurement Time, the number of shares of Common Stock does not exceed the Holder’s Permitted Sales Amount. Notwithstanding the foregoing, with respect to any such sales by the Holder (or its Affiliate, if applicable), the Holder shall during the term of this Agreement deliver to the Company on a weekly basis (Friday after 4:05 P.M., New York time) proof of compliance by the Holder (or its Affiliate, if applicable) with the foregoing restrictions in the form of trade records from the Holders brokerage account or accounts (“Proof of Compliance”). The Company at its option may ask the Holder to instruct its broker to send trade records directly to the Company to ensure this Agreement is being complied with (the “Brokerage Records”).

For the purpose of this Agreement, the following definitions shall apply: (a) “Sale Date” means the date on which the Holder sells or otherwise disposes of Common Stock; (b) “Measurement Time” means 4:05 P.M., New York time, or later, on the trading day immediately preceding the Sale Date; (c) “Affiliate” means, with respect to any specified Person, any other Person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified Person (as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended); (d) “Person” means any individual, group, organization, corporation, partnership, joint venture, limited liability company, trust or entity of any kind; (e) “Permitted Sales Amount” means, as of any Measurement Time, the maximum number of shares of Common Stock which the Holder may sell on the Sale Date which is determined by the following equation:

Permitted Sale Amount =SV × P ×	H
T

Where:

SV = Aggregate share volume of Common Stock traded during the trading day immediately prior to the Sale Date as reported by OTC Markets Inc.

P = 0.78 (or 7.8 percent)

H = Number of shares of Preferred Stock issued to Holder in connection with the Exchange Agreement.

T = Aggregate number of shares of Preferred Stock issued to all Holders who participated in the January 2015 Financing in connection with Exchange Agreements.

The Company will notify all Holders of the aggregate number of shares of Preferred Stock issued to all Holders who participated in the January 2015 Financing when determinable.

Notwithstanding anything herein to the contrary, on or after the date hereof, the Holder may sell or transfer all, or any part, of the Holder’s Preferred Stock to any Person (an “Assignee”) without complying with (or otherwise limited by) the restrictions set forth in the second and third paragraphs of this Agreement; provided, that an authorized signatory of the Company and such Assignee duly executes and delivers an agreement in the form of this Agreement with respect to such transferred Preferred Stock (an “Assignee Agreement”) to the selling Holder.

The Company shall institute policies and procedures to review and reasonably corroborate the Proof of Compliance and shall not permit any conversion of the Preferred Stock except in compliance with the terms of this Agreement.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing.

No consideration (including any modification of any transaction document or this Agreement) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the transaction documents or this Agreement unless the same consideration is also offered to all of the parties to this Agreement. For clarification purposes, this provision constitutes a separate right granted to each Holder by the Company and negotiated separately by each Holder, and is intended for the Company to treat the Holders as a class and shall not in any way be construed as the Holders acting in concert or as a group with respect to the purchase, disposition or voting of Preferred Stock or otherwise.

This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof and are fully binding on the parties.

This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Agreement may be executed and accepted by facsimile signature and any such signature shall be of the same force and effect as an original signature.

The terms of this Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

This Agreement may not be amended or modified except in writing signed by each of the parties hereto.

All questions concerning the construction, validity, enforcement and interpretation of this letter agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this letter agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this letter agreement or any transaction contemplated hereby.

Each party hereto acknowledges that, in view of the uniqueness of the transactions contemplated by this Agreement, the other party hereto would not have an adequate remedy at law for money damages in the event that this Agreement has not been performed in accordance with its terms, and therefore agrees that such other parties shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which it may be entitled, at law or in equity.

Very truly yours,

Exact Name of Preferred Stock Holder

Authorized Signature

Title

Agreed to and Acknowledged:

BTCS Inc.

By:
Name:
Title: